Exhibit 99(b)


                      FORM OF NOTICE OF GUARANTEED DELIVERY
                         ONCOR ELECTRIC DELIVERY COMPANY
                             5% DEBENTURES DUE 2007
                             7% DEBENTURES DUE 2022
                             (THE "OLD DEBENTURES")


     This form or one substantially equivalent hereto (along with the related Letter of Transmittal) must be used to accept the related Exchange Offer of Oncor Electric Delivery Company (the "Company") made pursuant to a prospectus dated _____________, 2002 (the "Prospectus"), if certificates for Old Debentures of the Company are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Debentures pursuant to the related Exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                             THE EXCHANGE AGENT IS:

                              The Bank of New York

               By Registered or Certified Mail, Overnight Courier:
                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                            Attention: Diane Amoroso
                   Reference: Oncor Electric Delivery Company

                                    By Hand:
                              The Bank of New York
                         Corporate Trust Services Window
                                   Lobby Level
                               101 Barclay Street
                            New York, New York 10286
                            Attention: Diane Amoroso
                   Reference: Oncor Electric Delivery Company

                  By Facsimile (for Eligible Institution Only):
                                 (212) 298-1915
                              Confirm by Telephone:
                                 (212) 815-3738


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount and series of Old Debentures set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus under THE EXCHANGE OFFER -- "Procedures for Tendering - Registered Holders and DTC Participants -- Guaranteed Delivery Procedures."

Principal Amount of Old Debentures       If Old Debentures will be delivered by
(specify series) Tendered:*              book-entry transfer to The Depository
                                         Trust Company, provide account number.
$_____________________________________

$_____________________________________


Certificates Nos. (if available):        Account Number ________________________

Total Principal Amount Represented by
Old Debentures (specify series)
Certificate(s):

$_____________________________________

$_____________________________________

* Must be in denominations of principal amount of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 1 in the Letter of Transmittal.

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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE


X ___________________________________    ___________________________________

X ___________________________________    ___________________________________
     SIGNATURE(S) OF OWNER(S) OR                        DATE
         AUTHORITY SIGNATORY

     Telephone Number (including area code): _________________________________

     This Notice of Guaranteed Delivery must be signed by the Holder(s) of Old Debentures as their name(s) appear(s) on certificates for Old Debentures or on a DTC security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _____________________________________________________________________

         _____________________________________________________________________

Capacity:_____________________________________________________________________

Address(es): _________________________________________________________________

         _____________________________________________________________________

         _____________________________________________________________________

         _____________________________________________________________________

         _____________________________________________________________________

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                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount and series of Old Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under THE EXCHANGE OFFER -- "Procedures for Tendering - Registered Holders and DTC Participants," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Debentures, will be received by the Exchange Agent at the Address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

_____________________________________  _______________________________________
Name of Firm                                    Authorized Signature

_____________________________________  _______________________________________
Address                                                 Title

_____________________________________  Name:__________________________________
Zip Code                                        (Please Type or Print

Area Code and Tel. No. ______________  Dated: ________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD DEBENTURES WITH THIS FORM. CERTIFICATES FOR OLD DEBENTURES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.